UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021

ELIEM THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40708	83-2273741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23515 NE Novelty Hill Road, Suite B221 #125 Redmond, WA		98053
(Address of Principal Executive Offices)		(Zip Code)

(425) 276-2300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, par value $0.0001 per share	“ELYM”	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Amendment and Restatement of Certificate of Incorporation

On August 12, 2021, Eliem Therapeutics, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of its initial public offering of shares of common stock. The Company’s board of directors and stockholders previously approved the Amended and Restated Certificate to be effective upon the closing of the initial public offering.

Amendment and Restatement of Bylaws

Effective as of August 12, 2021, the Company adopted amended and restated bylaws (the “Amended and Restated Bylaws”), in connection with the closing of its initial public offering. The Company’s board of directors and stockholders previously approved the Amended and Restated Bylaws to be effective upon the closing of the initial public offering.

Please see the description of the Amended and Restated Certificate and the Amended and Restated Bylaws in the section titled “Description of Capital Stock” in the final prospectus the Company dated August 9, 2021 and filed with the Securities and Exchange Commission on August 11, 2021 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-257980). The foregoing descriptions, including the descriptions in the final prospectus, of the Amended Restated Certificate and Amended and Restated Bylaws are qualified in their entirety by reference to the full text of the Amended and Restated Certificate and Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Eliem Therapeutics, Inc.

3.2(1)	Amended and Restated Bylaws of Eliem Therapeutics, Inc.

(1)

Previously filed as Exhibit 3.4 to our Registration Statement on Form S-1, as amended (File No. 333-257980), filed with the Securities and Exchange Commission on August 2, 2021, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eliem Therapeutics, Inc.
Dated: August 12, 2021
	By:	/s/ Robert W. Azelby
Robert W. Azelby
Chief Executive Officer